Table of Contents
     USAA Family of Funds                                    1
     Message from the President                              2
     Investment Review:
          Florida Tax-Free Income Fund                       4
          Florida Tax-Free Money Market Fund                 8
     Financial Information:
          Statements of Assets and Liabilities              12
          Portfolios of Investments in Securities:
               Florida Tax-Free Income Fund                 14
               Florida Tax-Free Money Market Fund           17
          Notes to Portfolios of Investments in Securities  20
          Statements of Operations                          21
          Statements of Changes in Net Assets               22
          Notes to Financial Statements                     23

Important Information:

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are now "streamlined." One copy of each report will be sent to each address, instead of our previous practice of sending one report to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Funds.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

          USAA Investment Management Company
          Attn: Report Mail
          9800 Fredericksburg Road
          San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Florida Funds, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the funds.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (copyright)1996, USAA. All rights reserved.

                    USAA FAMILY OF FUNDS PERFORMANCE SUMMARY

If you own only one or two USAA funds, you may not be aware of the performance of our other funds. This summary is a snapshot of the performance of all 33 funds by investment objective as of September 30, 1996.

______________________________________________________________________________________________
                                                   Average Annual Total Return*
______________________________________________________________________________________________
     Investment                       Inception                                     Since
     Objective                            Date        1 yr      5 yrs    10 yrs    Inception
______________________________________________________________________________________________
Capital Appreciation

Aggressive Growth                      10/19/81      33.19     16.98    14.08        -
Emerging Markets(1)                     11/7/94      10.41       -        -         4.96
Gold(1)                                 8/15/84       1.19      7.93     2.40        -
Growth                                   4/5/71      14.86     13.79    12.67        -
Growth & Income                          6/1/93      18.80       -        -        14.61
International(1)                        7/11/88      15.03     12.73      -        10.21
S&P 500 Index(4)                         5/1/96        -         -        -         7.76 ++
World Growth(1)                         10/1/92      14.79       -        -        13.01
______________________________________________________________________________________________
Asset Allocation

Balanced Strategy                        9/1/95       9.32       -         -        8.97
Cornerstone Strategy(1)                 8/15/84      14.28     12.30     10.57       -
Growth and Tax Strategy(2)**            1/11/89      12.63      9.89       -        9.77
Growth Strategy(1)                       9/1/95      25.37       -         -       23.43
Income Strategy                          9/1/95       5.08       -         -        6.13
______________________________________________________________________________________________

Income - Taxable

GNMA                                     2/1/91       3.98      6.92       -        7.43
Income                                   3/4/74       3.26      7.76      9.17       -
Income Stock                             5/4/87      12.73     12.41       -       12.03
Short-Term Bond                          6/1/93       5.60       -         -        5.29
_______________________________________________________________________________________________

Income - Tax Exempt

Long-Term(2)**                          3/19/82       6.91      7.06      7.52       -
Intermediate-Term(2)**                  3/19/82       5.43      7.02      7.12       -
Short-Term(2)**                         3/19/82       4.51      5.04      5.49       -
California Bond(2)**                     8/1/89       8.34      7.34       -        7.52
Florida Tax-Free Income(2)**            10/1/93       7.30       -         -        3.17
New York Bond(2)**                     10/15/90       6.34      6.80       -        8.29
Texas Tax-Free Income(2)**               8/1/94       8.56       -         -        9.23
Virginia Bond(2)**                     10/15/90       6.98      7.34       -        8.15
_______________________________________________________________________________________________

Money Market

Money Market(3)                          2/2/81       5.33      4.38      5.85     -
Tax Exempt Money Market(2),(3)**         2/6/84       3.45      3.09      4.23     -
Treasury Money Market Trust(3)           2/1/91       5.18      4.16       -      4.28
California Money Market(2),(3)**         8/1/89       3.37      2.98       -      3.65
Florida Tax-Free Money Market(2),(3)**  10/1/93       3.34       -         -      2.99
New York Money Market(2),(3)**         10/15/90       3.35      2.82       -      3.06
Texas Tax-Free Money Market(2),(3)**     8/1/94       3.31       -         -      3.32
Virginia Money Market(2),(3)**         10/15/90       3.24      2.91       -      3.20
_________________________________________________________________________________________


Non-deposit investment products offered by USAA Investment Management Company are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, including possible loss of the principal amount invested.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.
(2) Some income may be subject to state or local taxes or the federal alternative minimum tax.
(3) An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.
(4) S&P 500(registered trademark) is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use. The product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the product.

* Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.
**  IRAs are not available for tax-exempt funds. The Growth and Tax
    Strategy Fund is not available as an investment for your IRA because the majority of its income is tax-exempt. California, Florida, New York, Texas, and Virginia funds available to residents only.
++  Cumulative total return since inception.


(A photo of Michael J.C. Roth, President and Vice Chairman of the Board, appears here)


I am writing this message in late October and every day it seems someone asks what effect the election will have on the financial markets. My frank answer is that I don't know. What I prefer to talk about are things that concern me about the markets and things that give me hope.

My greatest concern is the promises we as a nation have made to our citizens coupled with our unwillingness to face the cost of those promises. Some of these promises are highly noble. We have tried to provide decent housing for those in our midst who cannot afford it. With a decent and safe home most people would have the opportunity to seek the education and work that could lift families out of poverty. But effective solutions are very difficult to achieve, and too often we succeed only in creating generations mired in hopeless dependency. We have promised medical care to the poor and the elderly, but the cost of that care runs away from the tax revenues we have dedicated to it. We have promised a safety net, social security, to our elderly, and we did take decisive steps to raise the tax revenue to fund that. But the excess of social security taxes over benefits, which should have built a meaningful trust fund, has been systematically borrowed by the treasury and spent on other current needs. That trust fund consists solely of promises by the federal government which will have to be funded somehow in the future. And then we have quite properly promised our citizens a strong national defense. These are decent and noble promises but they translate to a debt burden whose service requires a large and growing part of what we produce as a nation.

But there is much we are prone to overlook. We forgot in the 80s that the Japanese borrowed heavily from American knowledge and American methods to work their economic miracle. We forget that the freedom of our society, both political and intellectual, draws bright people from all over the world and allows them and our own citizens the opportunity to take risks and reap the rewards. We are a vibrant nation in the forefront of change that is shaping the world. From IMCO's standpoint this means that there are great opportunities for investors.

We tend, at times, to dwell on the problems. USAA, as a citizen of San Antonio and the other great cities in which we have a presence, has confronted these. Hundreds of our employees are mentors in schools. They and others in our company devote their skills and their money to bettering the lives of people in our communities. But while we in the Investment Management Company participate in these endeavors, our attention is focused on the opportunities that abound in the U.S. and other countries. We see, perhaps more clearly than most people, that those opportunities offer great hope to very many people and that great hope offers great opportunity to our investors.

This election is a small step on a long journey.

Sincerely,


Michael J.C. Roth
President and
Vice Chairman of the Board
Investment Review

Florida Tax-Free Income Fund

OBJECTIVE: Provide Florida investors with a high level of current interest income that is exempt from federal income taxes and shares that are exempt from the Florida intangible personal property tax.

TYPES OF INVESTMENTS: Invests primarily in long-term investment grade Florida tax-exempt securities.
                                          3/31/96              9/30/96
Net Assets                             $69.1 Million        $80.3 Million
Net Asset Value Per Share                  $9.26                $9.35

Average Annual Total Returns as of 9/30/96
March 31, 1996 to September 30, 1996        3.86%#
1 Year                                      7.30%
Since inception on October 1, 1993          3.17%

#Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

30-Day SEC Yield on September 30, 1996       5.62%*

*Calculated as prescribed by the Securities and Exchange Commission.

[A graph is shown here which is a comparison of the change in value of a $10,000 investment for the period of 10/1/93 to 9/30/96, with dividends and capital gains reinvested. The ending values for the items graphed are:

Lehman Brothers Muni. Bond Index   $11,502
USAA Florida Tax-Free Income Funds  10,983]

The Lehman Brothers Municipal Bond Index is an unmanaged index that tracks total return performance for the long-term investment grade tax-exempt bond market. All tax-exempt bond funds will find it difficult to outperform such an index, since funds have expenses.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.


Message from the Manager

[Photograph of Portfolio Manager, Robert R. Pariseau, CFA, appears here.]

A Volatile Market

Since March, bond market investors have held passionate feelings towards the future direction of the economy and interest rates. The problem was that investors did not hold a particular feeling very long. Emotions ranged from elation to depression, mixed with numbing confusion. Interest rate trends, either up or own, lasted only weeks. The reason for such vacillation is quite simple. The economy itself has behaved in fits and starts since late last fall.

From March 31, 1996, to September 30, 1996, the 30-year U.S. Treasury bond
(the "Long Bond") started at 6.67%, peaked at 7.19% in June and again in July, and then ended the quarter at 6.92%. Municipal bonds outperformed the Long Bond, as the yield on the Bond Buyer 40 Index, which is the industry standard for the yield of long-term, investment-grade municipal bonds, declined slightly during the same period. In volatile periods such as these, how should a single state municipal fund fit into your investment strategy?

Why a State Municipal Fund?

In a growth-oriented portfolio, municipal bonds provide essential diversification and respectable after-tax total return. For investors who focus on income and are in the 28% and higher federal tax brackets, single state funds typically generate higher tax-equivalent yields than fully taxable funds and roughly the same as tax-exempt national municipal funds of comparable credit quality.

The table on the next page compares the yield of the USAA Florida Tax-Free Income Fund with a taxable equivalent investment.

To match the Florida Tax-Free Income Fund's closing 30-Day SEC yield of 5.62%
and:
                                       Assuming a marginal federal tax rate of:
                                         28%       31%      36%       39.6%
Assuming an investor, filing jointly,
with $300,000 in Intangible Assets:     A fully taxable investment must pay:
                                       7.81%     8.15%     8.79%      9.31%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA Family of Funds.

Single state funds allow investors to invest close to home where they may be more comfortable with regional economic and fiscal issues. Your fund consists of over 30 different securities all thoroughly researched by experienced credit analysts. Geographic, industry and issuer diversification mitigates the risk of investing in a single state. Proper diversification and credit research are critical, yet daunting tasks for the average investor to achieve on his own with individual bonds.

Although most municipal bonds pay their interest coupons at six-month intervals, mutual funds provide the convenience and efficiency of monthly dividends and automatic reinvestment of interest and other proceeds. As for liquidity, your money is available sooner than the normal 3-day settlement with individual bonds. Convenient periodic statements and worry-free custodial services are additional benefits.

Each business day the mutual fund is "marked to market" by an independent pricing service to reflect fairly the market value of the fund's assets. USAA has three full-time fixed income traders who monitor the pulse of the bond market. Municipals are not traded in an organized exchange with posted quotes. Instead, each trade is the result of a unique negotiation. When we enter the market to buy or sell, our traders are in contact with dozens of market makers, primary dealers and brokers to obtain the best price. The spread, or markup, is the difference between the bid and the asking price. Effectively, it is the broker's compensation for the trade. Because of its greater buying power, the spread for an institution's $1million block is much smaller than the individual's order for $25,000 of bonds.

Strategy & Outlook

With no real consensus over the future direction of interest rates, the bond market is prone to volatility as investors react to the latest economic data. I continue to pursue tax-exempt income and invest in investment-grade quality securities. Secondarily, I will focus on total return. When pursuing tax-exempt income, I will typically buy bonds with 20-year or longer maturities, although their market values are more sensitive to changes in interest rates. I do not buy exotic derivatives, hedge the portfolio with futures, or try to time the market because no one has demonstrated that they can consistently predict the future direction of interest rates.

Your Fund's Performance

Since municipal rates declined slightly during the same period, your Fund's net asset value (NAV) per share increased $.09 to $9.35, or 1%, since March 31, 1996. The Fund's performance compared favorably to its peer group. While past performance is no guarantee of future results, the Fund's annualized dividend yield(1) for the past six months was 5.57%, as compared to Lipper's Florida Municipal Debt Funds average of 4.89% for the 82 funds in the category.(2) For the same period, the Fund's total return(3) was 3.86%, compared to the Lipper average of 2.96%.

The State of Florida

A stronger, more stable economy less dependent upon tourism contributes to Florida's strong "AA" credit rating by all three agencies - Moody's Investors Services, Inc., Standard & Poor's Ratings Group and Fitch Investors Services, Inc. The state needs economic growth to fund the infrastructure needs of a population that has grown at twice the national rate since 1986. The relentless pressures of education, prison, healthcare and welfare spending stress budgets at all governmental levels. GovernorChiles has promised to make education spending the #1 priority in upcoming budgets. I will monitor closely the impact of welfare reform upon state and local finances. Our analysts remain cautious in regard to municipal lease obligations that rely on annual appropriations.

(1) Dividend yield is computed by dividing income dividends paid during the previous 6 months by the latest month-end net asset value adjusted for capital gains distributions and annualizing the result.
(2) Lipper Analytical Services is an independent organization that monitors the performance of mutual funds.
(3) Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions.

[A pie chart is shown here depicting the Portfolio Ratings/Mix as of September 30, 1996 for the USAA Florida Tax-Free Income Fund to be:
AAA - 21%, AA - 15%, A - 32%, BBB - 27%, and Cash Equivalents - 5%.]

This chart reflects the highest rating of either Moody's Investors Service, Standard & Poor's Rating Group or Fitch Investors Service. Unrated securities that have been determined byUSAA IMCO to be of equivalent investment quality to category BBB account for 4.5% of the Fund's investments.

Note: Income may be subject to federal, state or local taxes, or the alternative minimum tax.

See page 14 for a complete listing of the Portfolio of Investments in Securities.

Investment Review

Florida Tax-Free Money Market Fund

OBJECTIVE: Provide Florida investors with a high level of current interest income that is exempt from federal income taxes and shares that are exempt from the Florida intangible personal property tax, while preserving capital and maintaining liquidity.

Types of Investments: High quality Florida tax-exempt securities with maturities of 397 days or less. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will endeavor to maintain a constant net asset value per share of $1.00.*

* An investment in this Fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

                                       3/31/96            9/30/96
Net Assets                         $71.2 Million      $65.6 Million
Net Asset Value Per Share              $1.00               $1.00

Average Annual Total Returns as of 9/30/96

March 31, 1996 to September 30, 1996                        1.62%#
1 Year                                                      3.34%
Since Inception on October 1, 1993                          2.99%

# Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

7-Day Simple Yield on September 30, 1996                    3.41%

[A graph is shown here comparing the 7-day yield of the USAA Florida Tax-Free Money Market Fund and the IBC/Donoghue's State Specific SB
& GP (Tax-Free) from 9/95 to 9/96. The vertical axis shows the yield and the horizontal axis shows the time period. The ending value, on 9/30/96, for the USAA Florida Tax-Free Money Market Fund is 3.41% and the ending value for the IBC Donoghue's State Specific SB & GP (Tax-Free) is 3.09%.]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Past performance is no guarantee of future results and the value of your investment may vary according to the Fund's performance. The graph tracks the Fund's 7-day simple yield against IBC/ Donoghue's State Specific SB (Stock Broker) & GP (General Purpose) (Tax-Free) Money Funds, an average of all major money market fund yields.

Message from the Manager

[Photograph of Portfolio Manager, John C. Bonnell, CFA, appears here.]

Interest Rates

When 1996 began, interest rates were falling. The Federal Reserve (Fed) lowered the Federal Funds rate (the rate banks charge other banks for overnight loans) by .25% at the end of January. This move proved to be the only action taken so far this year by the Fed. Not long after the Fed's action, however, economic indicators and statistics came out reflecting much stronger growth than expected, sending short-term interest rates higher. With investors trying to anticipate interest rate actions by the Fed and reacting to each economic indicator released, short-term interest rates remained very volatile throughout 1996. Many investors were caught off guard after expecting the Fed to raise the rate .25% to .50% following their September 24th meeting. When the Fed left the Federal Funds rate unchanged, market interest rates fell significantly. Clearly, the true magnitude of economic growth taking place remains elusive. This illustrates why we do not forecast interest rates. It is difficult, if not impossible, for anyone to consistently predict future interest rate movements. Your money market fund strives to meet its objective in any prevailing interest rate environment.

Strategy

Your Fund's success stems from two major advantages. First is the expense ratio. Your Fund's expense ratio was .50%, net of reimbursements, versus an industry average of .63%.* The lower a fund's expense ratio (everything else being equal), the higher the potential return is to you. The second major advantage your fund has is the quality of research provided by our internal research department. Our credit research team, which includes four full-time money market analysts, not only pores over financial statements, but also interrogates the appropriate individuals (often including on-site tours/ visits) responsible for repayment of the debt we are considering purchasing for the portfolio. This type of analysis helps avoid problems such as the Orange County, California, bankruptcy and helps us identify opportunities to enhance performance without taking risks inappropriate for a money market fund. Credit quality and preservation of capital remain top priorities of the Fund.

Our conservative approach to managing the Fund includes strict limits we place on the portfolio regarding diversification. These limits go beyond the rules governing money market funds set forth by the Securities and Exchange Commission (SEC) which are intended to protect the safety and quality of money market funds.

* Source: IBC/Donoghue's State Specific SB & GP (Tax-Free)

[A graph is here showing the growth of $10,000, from 10/1/93 to 9/30/96, invested in the USAA Florida Tax-Free Money Market Fund. The vertical axis shows the dollar amount and the horizontal axis shows the time period. The ending value is $10,923.]

Past performance is no guarantee of future results and the value of your investment may vary according to the fund's performance. Income may be subject to federal, state or local taxes, or to the alternative minimum tax.

Performance

While past performance is no guarantee of future results, for the 12 months ending 9/30/96 your fund ranked 11 out of 144 state specific Tax-Exempt Money Market Funds according to IBC/Donoghue, Inc. with a yield of 3.32%. The average for the category over the same time period was 2.98%.

Florida

Substantial economic resources and a moderate debt position contribute to the State of Florida's strong credit standing. Robust population growth has spurred economic expansion, and, as the state is highly reliant on sales tax revenues, has contributed to solid financial performance. Reflecting these conditions, seasonally adjusted unemployment rates dropped to 5.1% in July 1996 from 5.4% in July 1995. These rates are slightly better than the U.S.
as a whole. Along with the benefits of strong population growth comes additional funding pressures, especially for education, corrections, and health services. Additional sources of revenues to build and maintain the infrastructure needed to support this growth still need to be identified.
In addition, the yet-to-be-determined impact and costs of the recently enacted welfare reform bill presents the state with challenges regarding the extent to which it chooses to utilize state funds to continue assisting those no longer eligible for federal aid. We continue to analyze each issue on a case by case basis and remain very selective when investing fund assets.

An investment in any money market fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

See page 17 for a complete listing of the Portfolio of Investments of Securities.

Statements of Assets and Liabilities
(In Thousands)

September 30, 1996
(Unaudited)

                                                   Florida        Florida
                                                  Tax-Free     Tax-Free Money
                                                 Income Fund     Market Fund
                                                 -----------     -----------

Assets
     Investments in securities, at market value
          (identified cost of $79,202 and
           $66,663, respectively)                 $   80,894     $   66,663
     Cash                                              1,309          1,080
     Receivables:
          Capital shares sold                              7            211
          Interest                                     1,546            362
                                                  ----------     ----------
               Total assets                           83,756         68,316
                                                  ----------     ----------

Liabilities
     Securities purchased                              3,164          2,549
     Capital shares redeemed                              72             83
     USAA Investment Management Company                   91             61
     USAA Transfer Agency Company                          4              4
     Accounts payable and accrued expenses                20             14
     Dividends on capital shares                         123             12
                                                  ----------     ----------

               Total liabilities                       3,474          2,723
                                                  ----------     ----------

                 Net assets applicable
                  to capital shares outstanding   $   80,282     $   65,593
                                                  ==========     ==========

Represented by:
     Paid-in capital                              $   80,534     $   65,593
     Accumulated net realized loss on investments     (1,944)           -
     Net unrealized appreciation of investments        1,692            -
                                                  ----------     ----------

                 Net assets applicable to capital
                  shares outstanding              $   80,282     $   65,593
                                                  ==========     ==========

     Capital shares outstanding, unlimited
       number of shares authorized,$.001 par value     8,583         65,593
                                                  ==========     ==========

     Net asset value, redemption price, and
       offering price per share                   $     9.35     $     1.00
                                                  ==========     ==========

See accompanying notes to financial statements.


Categories & Definitions
Portfolios of Investments in Securities

September 30, 1996
(Unaudited)

Fixed Rate Instruments - consist of municipal bonds, notes, and commercial paper. The coupon rate is constant to maturity. Prior to maturity, the price of a fixed-rate instrument generally varies inversely to the movement of interest rates. At maturity, the security pays face value.

Put Bonds - provide the right to tender, or put, the bond for redemption at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity to the next tender date. Between tender dates, the price of a put bond generally varies inversely to the movement of interest rates.

Variable Rate Demand Notes (VRDN) - provide the right, on any business day, to demand, or put, the security for redemption at face value on either that day or in seven days. The interest rate is adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. In money market funds, the effective maturity is equal to either the date on which the underlying principal amount may be recovered through demand or the next rate adjustment date consistent with applicable regulatory requirements. In bond funds, the effective maturity is the next put date. Most VRDNs possess a credit enhancement.

Credit Enhancement (CRE) - adds the financial strength of the provider to support the underlying obligor's debt service obligations and/or the put option. The enhancement may be provided by either a high quality bank, insurance company, or other corporation, or a collateral trust. Typically, the rating agencies evaluate the security based upon the credit standing of the credit enhancement.


Florida Tax-Free Income Fund
Portfolio of Investments in Securities
(In Thousands)

September 30, 1996
(Unaudited)

 Principal                                         Coupon      Final     Market
  Amount              Security                      Rate     Maturity     Value
  ------              --------                      ----     --------     -----


                              Fixed Rate Instruments (88.1%)
            Florida (79.0%)
$  3,400    Alachua County Health Facilities Auth. RB,
               Series 1996A (CRE)                   5.80%    12/01/26  $  3,423
   3,500    Board of Education Capital Outlay Bonds,
               Series 1995B                         5.88      6/01/20     3,563
   1,100    Broward County Housing Finance Auth.
               MFH RB, Series 1995A                 7.00      2/01/25     1,171
   1,855    Citrus County PCRB, Series 1992B        6.35      2/01/22     1,943
   2,000    City of Venice Health Care RB,
               Series 1996 (CRE)                    5.63      8/15/26     1,959(c)
   2,000    Collier County Health Facilities Auth. RB,
               Series 1994                          7.00     12/01/19     2,095
   2,000    Dade County Special Obligation Bonds,
               Series 1995                          6.10      4/01/20     2,051
   2,510    Duval County Housing Finance Auth.
               MFH RB                               6.00      3/01/21     2,469
   2,000    Hillsborough County IDA PCRB            6.25     12/01/34     2,100
            Housing Finance Agency RB,
   1,835       Series 1994B                         6.35      7/01/14     1,883
   1,000       Series 1995H (CRE)                   6.50     11/01/25       993
   1,200    Indian River County Hospital District RB,
               Series 1996 (CRE)                    5.70     10/01/15     1,189
   1,000    Miami Beach Health Facilities Auth.
               Hospital RB, Series 1992 (CRE)       6.25     11/15/19     1,038
   1,000    Miramar Wastewater Improvement Assessment
               Bonds, Series 1994 (CRE)             6.75     10/01/25     1,097
   3,700    North Miami Educational Facilities RB,
               Series 1994A                         6.13      4/01/20     3,617
   2,130    North Miami Health Facilities Auth. RB,
               Series 1996 (CRE)                    6.00      8/15/24     2,110
   5,750    Orange County Health Facilities Auth. RB,
               Series 1995                          6.75      7/01/20     5,742
   1,000    Orange County Housing Finance Auth. RB  6.40      2/01/30     1,032
   3,350    Orlando and Orange County Expressway
               Auth. RB, Series 1993                5.95      7/01/23     3,352
   3,405    Palm Beach County Health Facilities Auth.
               Hospital RB, Series 1993             6.30     10/01/22     3,482
   1,340    Palm Beach County Housing Finance Auth. RB,
               Series 1994B                         6.40      4/01/14     1,394
   5,555    St. Johns County IDA RB                 6.00      8/01/22     5,468
   3,215    Sunrise Special Tax District #1 RB,
               Series 1991 (CRE)                    6.38     11/01/21     3,304
   1,150    Tallahassee Consolidated Utility Systems RB,
               Series 1994                          6.20     10/01/19     1,199
   1,300    Turtle Run Community Development
               District RB (CRE)                    6.40      5/01/11     1,331
   1,500     Volusia County Education Facility Auth. RB,
               Series 1996A                         6.13     10/15/26     1,512
   3,000     Volusia County Health Facilities Auth.
               Hospital RB, Series 1996 (CRE)       5.50     11/15/26     2,897

             Guam (1.3%)
   1,000     Government Limited Obligation Infrastructure
               Improvement RB, Series 1989A (CRE)   7.10     11/15/09     1,050

             Puerto Rico (7.8%)
   3,700     Electric Power Auth. RB, Series 1995Z  5.25      7/01/21     3,389
   3,200     Highway and Transportation Auth. RB,
               Series 1993X                         5.00      7/01/22     2,840
                                                                      ---------
               Total fixed rate instruments (cost: $69,073)              70,693
                                                                      ---------
                              Put Bond (7.5%)
             Florida
   5,855     Duval County Housing Finance Auth. MFH RB,
               Series 1995 (CRE) (cost: $5,929)     6.75      4/01/25     6,001
                                                                      ---------

                      Variable Rate Demand Notes (5.2%)
             Florida
   1,600     Atlantic Beach Improvement and Refunding RB,
               Series 1994B (CRE)                   4.10     10/01/24     1,600
   2,400    Jacksonville Parking System Improvement RB,
               Series 1992 (CRE)                    3.85      5/01/22     2,400
     200    Volusia County Health Facilities Auth. RB,
               Series 1995 (CRE)                    4.00      9/01/20       200
                                                                      ---------
               Total variable rate demand notes (cost: $4,200)            4,200
                                                                      ---------
               Total investments (cost: $79,202)                      $  80,894
                                                                      =========

Portfolio Summary By Industry

Hospitals                     24.2%
Multi-Family Housing          14.5
Special Assessment/Tax/Fee    13.5
Healthcare - Miscellaneous     9.8
Electric Power                 9.2
Education                      6.4
Toll Roads                     4.2
General Obligations            4.1
Single-Family Housing          4.1
Buildings                      3.0
Nursing Care                   2.9
Water/Sewer                    2.9
Retirement Homes               2.0
                             -----
          Total              100.8%
                             =====


Florida Tax-Free Money Market Fund
Portfolio of Investments in Securities
(In Thousands)

September 30, 1996
(Unaudited)

 Principal                                        Coupon       Final
  Amount                    Security               Rate      Maturity     Value
  ------                    --------               ----      --------     -----
                  Variable Rate Demand Notes (68.6%)
             Florida
$  2,100     Brevard County Housing Finance Auth.
                MFH RB, Series 1993 (CRE)          4.10%     7/01/05    $ 2,100
   1,535     Brevard County Mental Health
                Facilities RB, Series 1994C (CRE)  4.00      1/01/10      1,535
   2,365     Broward County Housing Finance Auth.
                MFH RB, Series 1990 (CRE)          4.20     10/01/07      2,365
             Broward County IDA RB,
     600        Series 1992                        4.00      3/01/99        600
   1,390        Series 1996B (CRE)                 3.85      7/02/01      1,390
   4,400     Dade County Aviation Facilities RB,
                Series 1984A (CRE)                 4.15     10/01/09      4,400
     300     Dade County Health Facilities Auth.
                RB, Series 1990 (CRE)              4.05      9/01/20        300
   3,200     Dade County MFH RB, Series
                1993-1(CRE)                        4.30      2/01/28      3,200
   2,150     Greater Orlando Aviation Auth. Special
                Purpose RB, Series 1990 (CRE)      3.90     12/01/14      2,150
   3,000     Jacksonville IDA RB, Series
               1993 (CRE)                          3.85      7/01/13      3,000
     800     Jacksonville Parking System
                Improvement RB,Series 1992 (CRE)   3.85      5/01/22        800
     900     Miami Health Facilities Auth. RB,
                Series 1992 (CRE)                  3.90      3/01/12        900
   3,200     Orange County Health Facilities Auth. RB,
                Series 1992 (CRE)                  4.10     11/15/14      3,200
     450     Palm Beach County Health Facilities RB,
                Series 1993 (CRE)                  3.85      9/01/08        450
     400     Palm Beach County IDRB, Series
                1990 (CRE)                         3.90      5/01/02        400
   3,100     Pinellas County Housing Finance Auth.
                MFH RB, Series 1989A (CRE)         4.00      7/01/07      3,100
   6,100     Plant City Hospital RB, Series
                1993 (CRE)                         4.05      3/01/13      6,100
   1,715     Sarasota Educational Facilities RB,
                Series 1996 (CRE)                  3.90      2/01/21      1,715
     600     Southeast Volusia Hospital RB,
                Series 1995 (CRE)                  3.95      5/01/22        600
   2,100     St. Johns County Hospital RB,
                Series 1986A (CRE)                 3.90      8/01/16      2,100
   1,600     Volusia County Health Facilities Auth.
                RB, Series 1995 (CRE)              4.00      9/01/20      1,600
   3,000     Volusia County Housing Finance Auth.
                RB, Series 1985 (CRE)              4.18      9/01/05      3,000(b)
                                                                        -------
               Total variable rate demand notes (cost: $45,005)          45,005
                                                                        -------


                            Put Bonds (8.8%)
             Florida
    2,000    Indian River County Hospital RB,
               Series 1988 (CRE)                   3.65      10/01/17     2,000
    1,500    St. Lucie County PCRB, Series 1992    3.55       5/01/27     1,500
    2,300    Sunshine State Governmental Financing
               Commission RB, Series 1986 (CRE)    3.50       7/01/16     2,300
                                                                        -------
               Total put bonds (cost: $5,800)                             5,800
                                                                        -------

                      Fixed Rate Instruments (24.2%)
              Florida
    2,000     Altamonte Springs Health Facilities
                Auth. RB, Series 1984 (CRE)        7.90      10/01/14(a)  2,040
    2,445     Dade County Public Improvement RB,
                Series 1988 (CRE)                  6.80       6/01/97     2,494
    1,000     Jacksonville Electric Auth. RB,
                Series 1993A                       3.70      10/01/96     1,000
    2,735     Local Government Finance Commission
                Pooled CP Notes, Series 1995A (CRE)3.60      10/10/96     2,735
      225     North Miami Health Facilities Auth RB,
                Series 1996 (CRE)                  4.10       8/15/97       225
              Orange County CP Notes,
      800       Series A                           3.65      11/07/96       800
    2,350       Series A                           3.75       1/07/97     2,350
    2,500     Palm Beach County School District
                TAN, Series 1996                   4.50       9/26/97     2,514
    1,200     Sarasota County Utility Systems RB,
                    Series 1996A (CRE)             4.00      10/01/96     1,200
      500     St. Lucie County School District GO,
                    Series 1996A (CRE)             3.50       2/01/97       500
                                                                        -------
               Total fixed rate instruments (cost: $15,858)              15,858
                                                                        -------
               Total investments (cost: $66,663)                        $66,663
                                                                        =======

Portfolio Summary By Industry

Hospitals                     24.2%
Multi-Family Housing          21.0
General Obligations           12.1
Airports                      10.0
Education                      7.2
Hotel/Motel                    4.6
Nursing Care                   4.5
Finance - Municipal            4.2
Electric Power                 3.8
Escrowed Securities            3.1
Specialty Printing             2.1
Water/Sewer                    1.8
Buildings                      1.2
Other                          1.8
                             -----
          Total              101.6%
                             =====

Notes to Portfolios of Investments in Securities
(In Thousands)

September 30, 1996
(Unaudited)


General Notes

Values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

Portfolio Description Abbreviations

          CP    Commercial Paper
          CRE   Credit Enhanced
          IDA   Industrial Development Authority/Agency
          IDRB  Industrial Development Revenue Bond
          GO    General Obligation
          MFH   Multi-Family Housing
          PCRB  Pollution Control Revenue Bond
          RB    Revenue Bond
          TAN   Tax Anticipation Note

Specific Notes

(a)  Prerefunded to various dates prior to maturity at the call price.
(b) This security was purchased within the terms of a private placement memorandum and is subject to a seven day demand feature. Under procedures adopted by the Board of Trustees, the adviser has determined that this security is liquid. At September 30, 1996, this security represented 4.6% of the Florida Tax-Free Money Market Fund's net assets.
(c) At September 30, 1996, the cost of securities purchased on a delayed delivery basis for the Florida Tax-Free Income Fund was $1,956.

See accompanying notes to financial statements.

Statements of Operations
(In Thousands)

Six-month period ended September 30, 1996
(Unaudited)

                                                 Florida          Florida
                                                Tax-Free      Tax-Free Money
                                               Income Fund      Market Fund
                                               -----------      -----------
Net investment income:
     Interest income                           $    2,288       $    1,257

     Expenses:
          Management fees                             151              137
          Transfer agent's fees                        25               22
          Custodian's fees                             22               22
          Postage                                       2                2
          Shareholder reporting fees                    1                2
          Trustees' fees                                4                4
          Registration fees                             4                1
          Audit fees                                    7                7
          Legal fees                                    3                3
          Other                                         2                2
                                                ---------        ---------
            Total expenses before reimbursement       221              202
          Expenses reimbursed                         (34)             (31)
                                                ---------        ---------
            Total expenses after reimbursement        187              171
                                                ---------        ---------
                Net investment income               2,101            1,086
                                                ---------        ---------

Net realized and unrealized gain (loss) on investments:
          Net realized loss                            (7)              -
          Change in net unrealized appreciation
             /depreciation                            910               -
                                                ---------        ---------

              Net realized and unrealized gain        903               -
                                                ---------        ---------

Increase in net assets resulting from
                                 operations    $    3,004       $    1,086
                                                =========        =========



See accompanying notes to financial statements.


Statements of Changes in Net Assets
(In Thousands)

Six-month period ended September 30, 1996 and Year ended March 31, 1996
(Unaudited)
                                                    Florida            Florida
                                                   Tax-Free         Tax-Free Money
                                                  Income Fund         Market Fund
                                                  -----------         -----------
                                                 9/30/96   3/31/96   9/30/96   3/31/96
From operations:
     Net investment income                     $ 2,101   $ 3,080   $ 1,086   $  2,065
     Net realized loss on investments               (7)     (271)        -          -
     Change in net unrealized appreciation/
          depreciation of investments              910       823         -          -
                                               -------   -------   -------   --------
          Increase in net assets resulting from
               operations                        3,004     3,632     1,086      2,065
                                               -------   -------   -------   --------
Distributions to shareholders from:
     Net investment income                      (2,101)   (3,080)   (1,086)    (2,065)
                                               -------   -------   -------   --------
From capital share transactions:
     Proceeds from shares sold                  14,579    45,807    23,105    121,576
     Shares issued for dividends reinvested      1,425     2,216     1,009      1,875
     Cost of shares redeemed                    (5,704)  (22,387)  (29,745)  (104,452)
                                               -------   -------   -------   --------
          Increase (decrease) in net assets from
               capital share transactions       10,300    25,636    (5,631)    18,999
                                               -------   -------   -------   --------
Net increase (decrease) in net assets           11,203    26,188    (5,631)    18,999
Net assets:
     Beginning of period                        69,079    42,891    71,224     52,225
                                               -------   -------   -------   --------
     End of period                             $80,282   $69,079   $65,593   $ 71,224
                                               =======   =======   =======   ========

Change in shares outstanding:
     Shares sold                                 1,586     4,893    23,105    121,576
     Shares issued for dividends reinvested        154       238     1,009      1,875
     Shares redeemed                              (619)   (2,386)  (29,745)  (104,452)
                                               -------   -------   -------   --------
      Increase (decrease) in shares outstanding  1,121     2,745    (5,631)    18,999
                                               =======   =======   =======   ========


See accompanying notes to financial statements.


Notes to Financial Statements


September 30, 1996
(Unaudited)

(1)  Summary of Significant Accounting Policies
USAA State Tax-Free Trust (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Delaware business trust consisting of four separate funds. The information presented in this semiannual report pertains only to the Florida Tax-Free Income Fund and Florida Tax-Free Money Market Fund (the Funds). The Funds have a common objective of providing Florida investors with a high level of current interest income that is exempt from federal income taxes and shares that are exempt from the Florida intangible personal property tax. The Florida Tax-Free Money Market Fund has a further objective of preserving capital and maintaining liquidity.

A. Security valuation - Investments in the Florida Tax-Free Income Fund are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Securities which are not valued by the Service, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Trustees. Securities purchased with maturities of 60 days or less and, pursuant to Rule 2a-7 of the Investment Company Act of 1940, as amended, all securities in the Florida Tax-Free Money Market Fund are stated at amortized cost which approximates market value.

B. Federal taxes - Each Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and original issue discounts are amortized over the life of the respective securities. Market discounts are not amortized. Any ordinary income related to market discounts is recognized upon disposition of the bonds. The Funds concentrate their investments in Florida municipal securities and therefore may be exposed to more credit risk than portfolios with a broader geographical diversification.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2)  Lines of Credit
The Funds participate with other USAA funds in two joint short-term revolving loan agreements totaling $850 million through January 14, 1997, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with an unaffiliated bank ($100 million committed).
The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under these agreements, each Fund may borrow up to a maximum of 15% of its total assets, of which only 5% may be borrowed from CAPCO, at the lending institution's borrowing rate plus a markup. The Funds had no borrowings under either of these agreements during the six-month period ended September 30, 1996.

(3)  Distributions
Net investment income is accrued daily as dividends and distributed to shareholders monthly. All net investment income available for distribution was distributed at September 30, 1996.

Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At September 30, 1996, the Florida Tax-Free Income Fund had capital loss carryovers for federal income tax purposes of approximately $1,944,000 which, if not offset by subsequent capital gains will expire between 2003-2004. It is unlikely that the Board of Trustees of the Trust will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.

(4)  Investment Transactions
Purchases and sales/maturities of securities, excluding short-term securities, for the six-month period ended September 30, 1996 for the Florida Tax-Free Income Fund were $34,434,841 and $23,242,428, respectively. Purchases and sales/maturities of securities for the six-month period ended September
30, 1996 for the Florida Tax-Free Money Market Fund were $89,899,716 and $93,917,000, respectively.

Gross unrealized appreciation and depreciation of investments at September 30,1996 for the Florida Tax-Free Income Fund was $1,762,219 and $70,271, respectively.

(5)  Transactions with Manager

A. Management fees - The investment policies of the Funds and the management of the Funds' portfolios is carried out by USAA Investment Management Company (the Manager). Management fees are computed as a percentage of aggregate average net assets (ANA) of both Funds combined, which on an annual basis is equal to .50% of the first $50,000,000, .40% of that portion over $50,000,000 but not over $100,000,000, and .30% of that portion over $100,000,000. These fees are allocated on a proportional basis to each Fund monthly based upon ANA.

The Manager has voluntarily agreed to limit the annual expenses of each Fund to .50% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Trust. Shareholder accounting service fees are based on an annual charge per shareholder account plus out-of-pocket expenses.

C. Underwriting agreement - The Trust has an agreement with the Manager for exclusive underwriting and distribution of the Funds' shares on a continuing best efforts basis. The agreement provides that the Manager will receive no fee or other remuneration for such services.

Notes to Financial Statements (continued)
Florida Tax-free Income Fund

September 30, 1996
(Unaudited)

(6) Financial Highlights
Per share operating performance for a share outstanding throughout each period is a follows:
                           Six-Month
                          Period Ended
                          September,30       Year Ended March 31,
                                         ---------------------------
                              1996       1996       1995       1994**
Net asset value at            ----       ----       ----       ----
     beginning of period    $  9.26    $  9.09    $  8.98    $  10.00
Net investment income           .26        .52        .49         .21
Net realized and
     unrealized gain (loss)     .09        .17        .11      (1.02)
Distributions from net
     investment income         (.26)      (.52)      (.49)      (.21)
                            -------    -------    --------    -------
Net asset value at
     end of period          $  9.35    $  9.26    $  9.09    $   8.98
                            =======    =======    ========   ========
Total return (%) *             3.86       7.66       7.01       (8.22)
Net assets at end
     of period ($000)       $80,282    $69,079    $ 42,891   $ 24,948
Ratio of expenses to
     average net assets (%)     .50(a)(b)  .50(a)      .50(a)     .50(a)(b)
Ratio of net investment
     income to average
     net assets (%)            5.65(a)(b) 5.52(a)     5.59(a)    4.63(a)(b)
Portfolio turnover (%)        32.48      88.20       71.76     284.11

(a)The information contained in this table is based on actual expenses for the period, after giving effect to reimbursements of expenses by the Manager. Absent such reimbursements the Fund's ratios would have been:

Ratio of expenses to
  average net assets (%)          .59(b)     .67         .81       1.33(b)
Ratio of net investment
  income to average
  net assets (%)                 5.56(b)    5.35        5.28       3.80(b)

(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.

* Assumes reinvestment of all dividend income and capital gains distributions during the period.
** Fund commenced operations October 1, 1993.


Notes to Financial Statements (continued)
Florida Tax-Free Money Market Fund

September 30, 1996
(Unaudited)

(6) Financial Highlights
Per share operating performance for a share outstanding throughout each period is a follows:
                           Six-Month
                          Period Ended
                          September,30       Year Ended March 31,
                                         ---------------------------
                              1996       1996       1995      1994**
                              ----       ----       ----      ----
Net asset value at
     beginning of period    $ 1.00      $ 1.00     $ 1.00    $ 1.00
Net investment income          .02         .03        .03       .01
Distributions from net
     investment income        (.02)       (.03)      (.03)     (.01)
                            ------      ------     ------    ------
Net asset value at
     end of period          $ 1.00      $ 1.00     $ 1.00    $ 1.00
                            ======      ======     ======    ======
Total return (%) *            1.62        3.51       2.86       .96
Net assets at end
     of period ($000)      $65,593     $71,224    $52,225   $29,877
Ratio of expenses to
     average net assets (%)    .50(a)(b)   .50(a)     .50(a)    .50(a)(b)
Ratio of net investment
     income to average
     net assets (%)           3.21(a)(b)  3.45(a)    2.97(a)   1.98(a)(b)

(a) The information contained in this table is based on actual expenses for the period, after giving effect to reimbursements of expenses by the Manager. Absent such reimbursements the Fund's ratios would have been:

Ratio of expenses to
     average net assets (%)    .60(b)       .64       .72      1.11(b)
Ratio of net investment
     income to average
     net assets (%)           3.11(b)      3.31      2.75      1.37(b)

(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.

* Assumes reinvestment of all dividend income distributions during the period.
** Fund commenced operations October 1, 1993.